SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 2, 1998

                            ABLE TELCOM HOLDING CORP.
             (Exact name of registrant as specified in its charter)

    FLORIDA                          0-21986                     65-0013218
  (State of                        (Commission                 (IRS Employer
Incorporation)                     File Number)              Identification No.)

       1601 FORUM PLACE, SUITE 1110, WEST PALM BEACH, FLORIDA    33401
            (Address of principal executive office)            (Zip Code)

       Registrant's telephone number, including area code: (561) 688-0400



          (Former Name or Former Address, if Changed Since Last Report)


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                            ABLE TELCOM HOLDING CORP.

                                   FORM 8-K/A
                                 CURRENT REPORT

                                EXPLANATORY NOTE

We are amending Registrant's Form 8-K (date of report July 2, 1998) filed July 16, 1998, principally (i) to correct the aggregate sum payable under the Master Services Agreement and clarify the discussion of that agreement (the sixth and seventh paragraphs of Item 2), (ii) to discuss the consent of Registrant's lenders (fourth paragraph of Item 2), (iii) to reflect an amendment concerning registration rights and clarify the stock option of MFSCC, and (iv) to substitute a corrected Master Services Agreement as Exhibit 2.5.4 and add Amendment #2 as Exhibit 2.5.1.1.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On July 2, 1998, Able Telcom Holding Corp. ("Registrant") acquired all of the outstanding common stock of MFS Network Technologies, Inc. ("MFSNT") from MFS Communications Company, Inc. ("MFSCC"), a subsidiary of WorldCom, Inc. ("WorldCom"). The transaction was structured as a merger of a newly-organized wholly-owned subsidiary of Registrant with MFSNT, in which the subsidiary was the surviving corporation. The subsidiary has changed its name to MFS Network Technologies, Inc. Under the Agreement and Plan of Merger dated April 26, 1998, as amended as of July 2, 1998 (the "Merger Agreement"), the purchase price is equal to the shareholders' equity of MFSNT as of March 31, 1998, subject to certain adjustments, including adding back the cumulative advances by MFSCC or its affiliates to MFSNT, plus $10,000,000. The parties have not yet determined the amount of the final purchase price. Under the Merger Agreement, Registrant shall deliver to MFSCC Registrant's written calculations of the purchase price within 30 days of July 2, 1998. MFSCC then has 30 days to object to the calculation, in which case, a specified accounting firm is to make a final and binding determination, subject to certain minimums and maximums.

Subject to such adjustments, the parties agreed that the estimated purchase price was deemed to be $101,405,217. Registrant has paid $15,000,000 of the consideration in cash, and has temporarily financed the balance of $86,405,217 by a note in that amount delivered to MFSCC (the "Note"), due August 31, 1998, except that a payment of $20,000,000 is due July 31, 1998, together with interest at 12% per annum, and thereafter interest accrues at 18% per annum, and except that an amount equal to 10% of MFSNT's collections under its customer contracts shall be applied to principal and accrued interest under the Note. As security for the Note and the Indemnity Agreement referred to below, Registrant has pledged to WorldCom and MFSCC all of the shares of MFSNT ("Stock Pledge Agreement").


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The cash portion of the purchase price was obtained in part from Registrant's line of credit with NationsBank, N.A. and CIBC Inc., and in part through the private placement on June 30, 1998 of $20,000,000 of Registrant's Series B Convertible Preferred Stock.

Registrant's senior lender, NationsBank, N.A., and the holders of Registrant's $10 million 12% Senior Subordinated Notes (the "12% Notes") have consented to the Note and the Stock Pledge Agreement. In connection with the consent of the 12% Notes holders, Registrant agreed to prepay the 12% Notes, together with the required prepayment penalty, on August 31, 1998.

Pursuant to the Merger Agreement, Registrant agreed with WorldCom, MFSCC and its affiliates (the "Indemnity Agreement") to assume (a) their obligations under a certain Guaranty Agreement in favor of Credit Lyonnais' New York branch, as Administrative Agent for lenders, under a Credit Agreement dated November 1, 1996 between the lenders and Kanas Telcom, Inc., a partially-owned affiliate of MFSNT, and (b) their obligations under surety indemnity agreements relating to various surety bonds issued in favor of MFSNT.

Pursuant to the Merger Agreement, MFSNT entered into a five-year Master Services Agreement with WorldCom Network Services, Inc. ("WorldCom Network"), an affiliate of WorldCom to provide telecommunication infrastructure services to WorldCom affiliates for a minimum of $40,000,000 per year, provided that the aggregate sum payable to MFSNT shall be not less than $325,000,000, including a fee of 12% of reimbursable costs under the agreement ("Aggregate Sum"). To achieve these established minimums, WorldCom Network has agreed to award MFSNT at least 75% of all of WorldCom Network's outside plant work related to its local network projects. If MFSNT declines any of the first $130 million of contract work in any year of the agreement, the value of the declined work reduces the Aggregate Sum. MFSNT has agreed that WorldCom Network will have met all of its obligations to MFSNT to the extent that payments to MFSNT reach an aggregate of $500,000,000 at any time during the five-year term.

If the Note is in default, WorldCom Network's obligations under the Master Services Agreement are reduced in certain respects, and it would not be obligated to order further work under the Agreement during the period the Note remains not paid in full. In addition, upon a default under the Note, WorldCom and MFSCC have the right to retain the shares of MFSNT as well as all payments made by Registrant under the Note, and in certain circumstances WorldCom may have a claim against Registrant for any balance due under the Note in excess of the deemed value of MFSNT as calculated under the Stock Pledge Agreement.

Under the Merger Agreement, Registrant is entitled to use the name "MFSNT" during the 18-month transition period commencing July 2, 1998, and will not be entitled to use it after such 18-month period.


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Registrant, in the Merger Agreement, granted to MFSCC an option to purchase up to 1,817,941 shares of Registrant's common stock ("Option Shares") during the period commencing July 2, 1998 and ending six months after payment in full of the Note. The exercise price is $7.00 per share, except that MFSCC may elect to exercise the option, in whole or in part, on a "cashless" basis under which it shall receive shares of common stock with a market value equal to the difference between the common stock's then market price and $7.00 per share, up to the equivalent of 2,000,000 shares, so long as the number of shares actually issued does not exceed 1,817,941 shares. If MFSCC exercises the option, in whole or in part, it will be entitled to designate a representative to serve on Registrant's Board of Directors for so long as MFSCC retains Option Shares aggregating at least 5% of the then outstanding shares of Registrant's common stock.

Registrant has agreed to file with the Securities and Exchange Commission a registration statement covering the resale by MFSCC of any Option Shares purchased by it until such shares may be sold on a unrestricted basis under Rule 144 under the Securities Act of 1933, as amended. If Registrant fails to use reasonable efforts to cause the registration statement to become effective, MFSCC has the right to receive cash upon its exercise of some or all of the options in an amount equal to the difference between the market price and the exercise price.

MFSNT is a leading systems integrator for advanced telecommunications networks and is engaged in the development, design, project management, construction, operation and maintenance of communications systems throughout the United States. MFSNT conducts its business through two divisions: MFS Network Systems, a communications network systems integrator, and MFS Transportation Systems, a leader in the electronic toll and traffic management segment of the intelligent transportation systems industry.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b)     The financial statements of MFS Network Technologies,
                Inc. (See Item 2.) and the pro forma financial information required by this item shall be filed by amendment on or before 60 days from July 17, 1998.

(c)             Exhibits.

                2.5 Agreement and Plan of Merger by and among MFS Acquisition Corp., Able Telcom Holding Corp., MFS Network Technologies, Inc. and MFS Communications Company, Inc. dated as of April 22, 1998. (incorporated by reference to Quarterly Report on Form 10-Q filed by Registrant on June 15, 1998 with the Securities and Exchange Commission).


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              2.5.1        Amendment to Agreement and Plan of Merger among MFS
                           Acquisition Corp., Registrant, MFS Network
                           Technologies, Inc. and MFS Communications Company, Inc. dated as of July 2, 1998 (incorporated by reference to current report on Form 8-K (date of report July 2, 1998) filed July 16, 1998 with Securities and Exchange Commission).

              2.5.1.1 Amendment No. 2 dated as of July 21, 1998 to Agreement and Plan of Merger among MFS Acquisition Corp., Registrant, MFS Network Technologies, Inc. and MFS Communications Company, Inc.

              2.5.2 Promissory Note of Registrant dated July 2, 1998 to MFS Communications Company, Inc. (incorporated by reference to current report on Form 8-K (date of report July 2, 1998) filed July 16, 1998 with Securities and Exchange Commission).

              2.5.3 Stock Pledge Agreement dated as of July 2, 1998 by Registrant in favor of WorldCom, Inc. (incorporated by reference to current report on Form 8-K (date of report July 2, 1998) filed July 16, 1998 with Securities and Exchange Commission).

              2.5.4 Master Services Agreement between WorldCom Network Services, Inc. and MFS Network Technologies, Inc. dated as of July 2, 1998 (exhibits omitted).

              2.5.5 Assumption and Indemnity Agreement dated as of July 2, 1998 among Registrant, WorldCom, Inc., MFS Communications Company, Inc., MFS Intelenet, Inc., MFS Datanet, Inc., MFS Telcom, Inc. and MFS Communications, Ltd. (schedules omitted) (incorporated by reference to current report on Form 8-K (date of report July 2, 1998) filed July 16, 1998 with Securities and Exchange Commission).

              2.5.6 License Agreement between MFS Communications Company, Inc. and Registrant dated as of July 2, 1998 (incorporated by reference to current report on Form 8-K (date of report July 2, 1998) filed July 16, 1998 with Securities and Exchange Commission).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ABLE TELCOM HOLDING CORP.

Date:       JULY 23, 1998                  By:     /S/ JESUS DOMINGUEZ
       -----------------------                ------------------------
                                                    Jesus Dominguez
                                                    Chief Accounting Officer


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                                 EXHIBIT INDEX



EXHIBIT                              DESCRIPTION
-------                              -----------

2.5.1.1 Amendment No. 2 dated as of July 21, 1998 to Agreement and Plan of Merger among MFS Acquisition Corp., Registrant, MFS Network Technologies, Inc. and MFS Communications Company, Inc.

2.5.4        Master Services Agreement between WorldCom Network Services, Inc.
             and MFS Network Technologies, Inc. dated as of July 2, 1998 (exhibits omitted).